                                                                    EXHIBIT 10.5

                                                                       EXECUTION


   THIRD EXTENSION OF AMENDMENT NO. 6 & LIMITED WAIVER TO THE CREDIT AGREEMENT

                                November 10, 2000



                  Reference is made to (i) that certain Credit Agreement dated as of June 30, 1999, among Telespectrum Worldwide, Inc., a Delaware corporation (the "BORROWER"), the financial institutions parties thereto (the "LENDERS"), BNP Paribas, as collateral agent (the "AGENT"), and Bank of America, N.A., as administrative agent for the Lenders (the "ADMINISTRATIVE AGENT") (as amended, restated, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"), (ii) that certain Amendment No. 6 & Limited Waiver to the Credit Agreement dated as of October 13, 2000, among the Borrower, the Lenders, the Agent and the Administrative Agent ("AMENDMENT NO. 6 & LIMITED WAIVER"), and
(iii) that certain Second Extension of Amendment No. 6 & Limited Waiver to the Credit Agreement dated November 3, 2000 (the "SECOND EXTENSION"). Capitalized terms not otherwise defined in this Third Extension of Amendment No. 6 & Limited Waiver to the Credit Agreement (this "THIRD EXTENSION") shall have the same meanings as specified in the Credit Agreement.

                  At the request of the Borrower, the undersigned Lenders hereby agree that any and all references to "November 10, 2000" contained in Amendment No. 6 & Limited Waiver are replaced with, and any and all limited waivers set forth therein are hereby extended to, November 17, 2000; provided however that prior to or on November 10, 2000, the Borrower shall have paid all accrued interest on Term Advances and Working Capital Advances pursuant to Section 2.07(a) of the Credit Agreement; provided further that, in order for the Borrower to satisfy the condition set forth in the immediately preceding proviso, the Borrower may request Working Capital Borrowings; provided further however that the proceeds of such Working Capital Borrowings may be used solely to meet the Borrower's obligations to pay interest on Term Advances and Working Capital Advances pursuant to Section 2.07(a) of the Credit Agreement; provided further however that, after giving effect to the amount of available proceeds of such Working Capital Borrowings, the Borrower shall, immediately prior to the making of any Working Capital Advance by any Working Capital Lender, deposit with the Agent, for the ratable benefit of the Lenders, cash in the necessary amount for the Borrower to meet its obligations to pay interest on Term Advances and Working Capital Advances pursuant to Section 2.07(a) of the Credit Agreement; provided further that prior to or on November 17, 2000, the Borrower shall have entered into a restructuring agreement with the Agent, the Administrative Agent and any required Lenders which is in form and substance satisfactory to the Agent, the Administrative Agent and the Lenders. Except as expressly set forth in the preceding sentence, the terms, provisions and conditions of Amendment No. 6 & Limited Waiver, the Credit Agreement and the other Loan Documents shall remain in full force and effect and in all other respects are hereby ratified and confirmed.

                  The failure of the Borrower to meet any and all of the obligations set forth in the immediately preceding paragraph shall render the limited extensions and waivers granted hereby void ab initio as of November 3, 2000.

                  The Borrower hereby acknowledges and agrees that neither this Third Extension nor anything contained herein shall be deemed a commitment by the Agent, the Administrative Agent or any Lender to enter into any agreement with the Borrower and any agreement shall be subject to definitive documentation in form and substance satisfactory to the Agent, the Administrative Agent and the Lenders and the approval of the Agent, the Administrative Agent and the Lenders.

                  [Remainder of Page Intentionally Left Blank]

                  This Third Extension may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered to the Agent shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.



                                         TELESPCTRUM WORLDWIDE, INC.


                                         By:____________________________________
                                            Name:
                                            Title:

  AGENTS AND LENDERS:
                                         BNP PARIBAS,
                                         individually and as Agent


                                         By:____________________________________
                                            Name:
                                            Title:

                                         BANK OF AMERICA, N.A., individually
                                         and as Administrative Agent


                                         By:____________________________________
                                            Name:
                                            Title:

                                         FLEET NATIONAL BANK (f/k/a
                                         BankBoston, N.A.).


                                         By:____________________________________
                                            Name:
                                            Title:

                                         IBJ WHITEHALL BANK & TRUST
                                         COMPANY


                                         By:____________________________________
                                            Name:
                                            Title:

                                         VAN KAMPEN PRIME RATE
                                         INCOME TRUST


                                         By:____________________________________
                                            Name:
                                            Title:

                                         VAN KAMPEN SENIOR FLOATING RATE FUND


                                         By:____________________________________
                                            Name:
                                            Title:

                                         VAN KAMPEN SENIOR INCOME TRUST


                                         By:____________________________________
                                            Name:
                                            Title:

                                         WELLS FARGO BANK, N.A.


                                         By:____________________________________
                                            Name:
                                            Title:

                                         FIRST SOURCE FINANCIAL, LLP
                                         By First Source Financial, Inc.,
                                         its agent/manager


                                         By:____________________________________
                                            Name:
                                            Title:

                                         KZH ING-1 LLC


                                         By:____________________________________
                                            Name:
                                            Title:

                                         KZH ING-2 LLC


                                         By:____________________________________
                                            Name:
                                            Title:

                                         KZH ING-3 LLC


                                         By:____________________________________
                                            Name:
                                            Title:

                                         ARCHIMEDES FUNDING, L.L.C.
                                         By:  ING Capital Advisors LLC,
                                         as Collateral Manager


                                         By:____________________________________
                                            Name:
                                            Title:

                                         ARCHIMEDES FUNDING II, LTD.
                                         By:  ING Capital Advisors LLC,
                                         as Collateral Manager


                                         By:____________________________________
                                            Name:
                                            Title:

                                         FIRST DOMINION FUNDING III


                                         By:____________________________________
                                            Name:
                                            Title:

  GUARANTORS:
                                         TLSP TRADEMARKS, INC.


                                         By:____________________________________
                                            Name:
                                            Title:

                                         TELESPECTRUM GOVERNMENT SERVICES, INC.


                                         By:____________________________________
                                            Name:
                                            Title:

                                         CRW FINANCIAL INC.


                                         By:____________________________________
                                            Name:
                                            Title:

                                         TELESPECTRUM WORLDWIDE (CANADA) INC.


                                         By:____________________________________
                                            Name:
                                            Title: